Earnings (Loss) per share	12 Months Ended
Dec. 31, 2023
Text Block [Abstract]
Earnings (Loss) per share
24	Earnings (loss) per share
Basic earnings (loss) per share attributable to controlling shareholders is computed by dividing net income (loss) attributable to controlling shareholders by the weighted average number of shares of common stock outstanding during the year.
Diluted earnings per share are computed by affecting all potential weighted average dilutive common stock, including options and restricted stock units.
The following table contains the loss per share of the Group for the years ended December 31, 2023, 2022 and 2021:

	December 31, 2023	December 31, 2022	December 31, 2021
Net loss attributable to the controlling shareholders of the Group	(13,687)	(52,419)	(60,514)
Weighted average number of outstanding common shares (thousands)	186,365	190,695	181,554

Basic loss per share	(0.073)	(0.275)	(0.333)

	December 31, 2023	December 31, 2022	December 31, 2021
Net loss attributable to the controlling shareholders of the Group	(13,687)	(52,419)	(60,514)
Weighted average number of outstanding common shares (thousands)	186,365	190,695	181,554

Diluted loss per share	(0.073)	(0.275)	(0.333)

For the years ended December 31, 2023, 2022 and 2021, the number of shares used to calculate diluted net loss per share of common stock attributable to controlling shareholders is the same as the number of shares used to calculate basic net loss per share of common stock attributable to controlling shareholders for the year presented because the potentially dilutive shares would have been anti-dilutive if included in the calculation. The number of the potentially dilutive shares that would have been anti-dilutive is disclosed in note 25.